UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2026

SECURITY NATIONAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

433 Ascension Way, 6th Floor, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 264-1060

Does Not Apply

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Class A Common Stock	SNFCA	The Nasdaq Global Select Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) was held on June 26, 2026, in Salt Lake City, Utah. As of April 20, 2026, the record date, there were issued and outstanding 22,445,316 shares of Class A common stock (including 1,124,565 shares of treasury stock), $2.00 par value, and 3,587,237 shares of Class C common stock (including 104,604 shares of treasury stock), $2.00 par value, for a total of 26,032,553 shares of the Company’s common stock outstanding. A majority of the outstanding shares of Class A and Class C common stock (or 12,401,693 shares) constituted a quorum for the transaction of business at the Annual Meeting. The Annual Meeting met the quorum requirements. A total of 22,031,400 shares were represented in person or by proxy and voted at the Annual Meeting—18,578,647 shares of Class A common stock and 3,452,753 shares of Class C common stock—constituting in excess of majorities of each of those classes.

At the Annual Meeting, the Company’s stockholders (i) approved the election of Scott M. Quist, Gilbert A. Fuller, Adam G. Quist, Shital A. Mehta, John L. Cook, S. Andrew Quist, Robert G. Hunter M.D., Jason G. Overbaugh, and H. Craig Moody as directors of the Company; (ii) approved the amendment of the Company’s 2022 Equity Incentive Plan to provide that up to 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026.

The results of the voting at the Annual Meeting on the matters submitted to the stockholders are set forth below. The voting results at the Annual Meeting set forth below reflect the weighted voting for the Class C common shares, which, on matters where Class A and Class C common shares vote together as a single class, have a weighted voting of ten votes per share.

1. To elect three directors to be voted upon by the Class A common stockholders voting separately as a class to serve until the next Annual Meeting and until their successors are duly elected and qualified:

Name	Class	Votes For	Votes Withheld	Total
Scott M. Quist	Class A	11,786,340	3,401,320	15,187,660
Gilbert A. Fuller	Class A	9,639,299	5,548,361	15,187,660
Adam G. Quist	Class A	11,758,785	3,428,875	15,187,660

2. To elect the remaining six directors to be voted upon by the Class A and Class C common stockholders together to serve until the next Annual Meeting and until their successors are duly elected and qualified:

Name	Class	Votes For	Votes Withheld	Total
Shital A. Mehta	Class A	10,570,859	4,616,801	15,187,660
	Class C	34,527,530	-	34,527,530
	Total	45,098,389	4,616,801	49,715,190

Name	Class	Votes For	Votes Withheld	Total
John L. Cook	Class A	10,560,775	4,626,885	15,187,660
	Class C	34,527,530	-	34,527,530
	Total	45,088,305	4,626,885	49,715,190

Name	Class	Votes For	Votes Withheld	Total
S. Andrew Quist	Class A	11,787,906	3,399,754	15,187,660
	Class C	34,527,530	-	34,527,530
	Total	46,315,436	3,399,754	49,715,190

Name	Class	Votes For	Votes Withheld	Total
Robert G. Hunter M.D.	Class A	8,867,487	6,320,173	15,187,660
	Class C	34,527,530	-	34,527,530
	Total	43,395,017	6,320,173	49,715,190

Name	Class	Votes For	Votes Withheld	Total
Jason G. Overbaugh	Class A	11,794,353	3,393,307	15,187,660
	Class C	34,527,530	-	34,527,530
	Total	46,321,883	3,393,307	49,715,190

Name	Class	Votes For	Votes Withheld	Total
H. Craig Moody	Class A	8,106,666	7,080,994	15,187,660
	Class C	34,527,530	-	34,527,530
	Total	42,634,196	7,080,994	49,715,190

3. To approve the amendment of the Company’s 2022 Equity Incentive Plan to provide that up to 500,000 of the shares previously authorized to be issued only as Class A common stock may instead be issued as Class C common stock:

Class	Votes For	Votes Against	Votes Abstaining
Class A	11,232,014	3,950,220	5,426
Class C	34,527,530	-	-
Total	45,759,544	3,950,220	5,426

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers:

Class	Votes For	Votes Against	Votes Abstaining
Class A	10,505,168	4,666,774	15,718
Class C	34,527,530	-	-
Total	45,032,698	4,666,774	15,718

5. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026:

Class	Votes For	Votes Against	Votes Abstaining
Class A	18,558,858	17,847	1,942
Class C	34,527,530	-	-
Total	53,086,388	17,847	1,942

Item 8.01. Other Events.

At the Board of Directors (the “Board”) Meeting of the Company on June 26, 2026, the Board declared a 5% stock dividend (the “Stock Dividend”) on outstanding shares of the Company’s Class A and Class C Common Stock. The Stock Dividend will be issued on July 17, 2026 to the Class A and Class C common stockholders of record as of July 10, 2026.

The Company has issued 5% stock dividends on its shares of Class A and Class C Common Stock each year from 1991 through 2025, except in 2020 when stock dividends totaling 7.5% were issued. The Board is pleased to declare this 5% Stock Dividend in 2026.

On June 29, 2026, the Company issued a press release announcing the Stock Dividend. A copy of that press release is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Announcing Stock Dividend
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION (Registrant)

Date: June 29, 2026	By:	/s/ Scott M. Quist
Scott M. Quist, Chairman, President and
Chief Executive Officer